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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
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                                    FORM 8-K
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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 26, 2007


                             EARTHSHELL CORPORATION
             (Exact name of registrant as specified in its charter)


         Delaware                       0-23567                  77-0322379
(State or other jurisdiction     (Commission File Number)     (IRS Employer
      of incorporation)                                      Identification No.)


                 1301 YORK ROAD, SUITE 200, BALTIMORE, MD 21093
                    (Address of Principal Executive Offices)

                                 (410) 847-9420
              (Registrant's telephone number, including area code)

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act(17 CFR 240.13e-4(c))

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Item 8.01 Other Events

      On February 26, 2007 EarthShell Corporation issued a press release announcing that the Company will hold a conference call and special meeting for EarthShell stakeholders on Monday, March 5, 2007 at 1:00 p.m. Eastern time, 12 noon Central, 10:00 a.m. Pacific. The press release is set forth in Exhibit 99.1 hereto and incorporated herein by reference. The Company will conduct the above referenced forum by telephone and in person, to provide an opportunity for additional discussion regarding the Company's status, the Chapter 11 proceedings and related topics. Individuals attending by telephone or in person will be able to participate in a question and answer session following a brief business overview by Vincent J. Truant and D. Scott Houston.

      Those attending via teleconference should dial (877) 502-9272 (domestic) /
(913) 981-5581 (international) (no passcode required).

      For those attending in person the meeting will be held at 7 Saint Paul Street, 19th Floor, Baltimore, Maryland 21202 at the offices of Whiteford, Taylor & Preston, LLP.

Item 9.01 Financial Statements and Exhibits.

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

          99.1  Press Release dated February 26, 2007




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   EARTHSHELL CORPORATION
                                   (Registrant)



Date: February 27, 2007                  By: /s/ D. Scott Houston
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                                   Name: D. Scott Houston
                                   Title: Chief Financial Officer